Exhibit 32.2

CERTIFICATION

PURSUANT TO

SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

In connection with the Quarterly Report on Form 10-Q/A for the period ended December 31, 2002 (the “Report”) of BearingPoint, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Robert S. Falcone, the Chief Financial Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/    ROBERT S. FALCONE

Name: Robert S. Falcone

Date: October 6, 2003